UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Senior Loan Financing and Guaranty Obligations Related to The Preserve at Henderson Beach

On March 15, 2016, Bluerock Residential Growth REIT, Inc. (the “Company”), which is the general partner of Bluerock Residential Holdings, L.P., which is the sole member and manager of BRG Henderson Beach, LLC, which is the sole member and manager of BR Henderson Beach, LLC (the “Property Owner”), acquired in fee simple the property known as Alexan Henderson Beach, a 340-unit apartment community located in Destin, Florida (to be rebranded as “The Preserve at Henderson Beach”). The property was acquired with approximately $17.2 million of equity from the Company, and the assumption of a loan made by Western-Southern Life Assurance Company (“Henderson Beach Lender”) with a current unpaid principal balance of approximately $37.5 million, which is secured by the property and improvements (the “Senior Loan”). The Senior Loan was originally made with a 120-month term and matures on January 5, 2023 (the “Maturity Date”). The Senior Loan requires payments of both principal and interest. Pursuant to the assumption of the Senior Loan, the Property Owner paid Henderson Beach Lender a loan assumption fee in the amount of approximately $560,000, as well as transaction costs including attorney’s fees.

The interest rate is 4.65% per annum, payable monthly in arrears and calculated on the basis of a 360-day year, thirty (30) day months with the first and last month calculated by the actual number of days principal is outstanding. Beginning on August 5, 2014, and through the remainder of the term of the note, monthly interest payments of principal and interest were fixed at $198,520.

Prepayment is permitted provided the Henderson Beach Lender receives a prepayment premium equal to the greater of: (i) the sum of (a) the present value of the scheduled monthly payments on the note from the date of prepayment to the Maturity Date and (b) the present value of the amount of principal and interest due on the Maturity Date of the note, minus (c) the outstanding principal balance of the note as of the date of prepayment; or (ii) one percent (1.0%) of the outstanding principal balance of the note as of the date of prepayment. For purposes of computing the present values such amounts shall be discounted based on the yield to maturity of the U.S. Treasury obligation with a maturity closest to the Maturity Date of the note. The Senior Loan may also be assumed by a subsequent purchaser of The Preserve at Henderson Beach upon payment of an assumption fee equal to 1.5% of the current principal balance.

At the closing, the Company entered into a limited recourse guaranty to provide certain standard scope non-recourse carveout guarantees to the Senior Loan which generally provide the Henderson Beach Lender protection against losses for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as the bankruptcy of the Property Owner or unpermitted transfers of The Preserve at Henderson Beach or control interests of the Company and its affiliates (the “Henderson Beach Guaranty”). The Company’s financial obligations under the Senior Loan and the Henderson Beach Guaranty, as discussed in this Item 2.03, arose on March 15, 2016 in connection with the assumption of the Senior Loan. Also in connection with the Senior Loan, both the Company and the Property Owner entered an environmental indemnity agreement for the benefit of the Henderson Beach Lender, providing for the indemnification of the Henderson Beach Lender with regards to specified environmental liabilities such as hazardous waste contamination or violation of environmental laws at The Preserve at Henderson Beach.

AHB Apartments, LLC, the seller of The Preserve at Henderson Beach, entered a declaration of restrictive covenants on March 15, 2016, prohibiting The Preserve at Henderson Beach from being converted from apartments to condominiums until March 18, 2022, to which The Preserve at Henderson Beach continues to be subject.

The Property Owner entered into a management agreement for the operation of The Preserve at Henderson Beach with GREP Southeast, LLC, an unaffiliated third party (the “Property Manager”), on March 15, 2016 (the “Management Agreement”). Under the terms of the Management Agreement, the Property Manager will supervise and direct the day-to-day management and operation of The Preserve at Henderson Beach. The Property Manager will receive a base management fee equal to 2.5% of the gross rental revenue per month generated from The Preserve at Henderson Beach.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description

10.1	Loan Assumption and Mortgage Modification Agreement, by and between Western-Southern Life Assurance Company and BR Henderson Beach, LLC, dated March 15, 2016.
10.2	Environmental Indemnity Agreement, by and between BR Henderson Beach, LLC, Bluerock Residential Growth REIT, Inc., and Western-Southern Life Assurance Company, dated March 15, 2016.
10.3	Limited Recourse Guaranty, by and between Bluerock Residential Growth REIT, Inc. and Western-Southern Life Assurance Company, dated March 15, 2016.
10.4	Management Agreement by and between BR Henderson Beach, LLC and GREP Southeast, LLC, dated March 15, 2016.
10.5	Amended and Restated Open End Mortgage, Security Agreement, Assignment of Rents and Leases, and Fixture Filing, by and between AHB Apartments, LLC and Western-Southern Life Assurance Company, dated January 3, 2013.
10.6	Amended and Restated Promissory Note, by and between AHB Apartments, LLC and Western-Southern Life Assurance Company, dated January 3, 2013.
10.7	UCC Financing Statement by AHB Apartments, LLC in favor of Western-Southern Life Assurance Company, filed with Delaware on January 3, 2013.
10.8	UCC Financing Statement restating collateral in favor of Western-Southern Life Assurance Company, filed with Delaware on March 15, 2016.
10.9	UCC Financing Statement changing debtor from AHB Apartments, LLC to BR Henderson Beach, LLC in favor of Western-Southern Life Assurance Company, filed with Delaware on March 15, 2016.
10.10	Florida UCC Financing Statement by BR Henderson Beach, LLC in favor of Western-Southern Life Assurance Company.
10.11	Declaration of Restrictive Covenants, by AHB Apartments, LLC, dated March 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 21, 2016	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Assumption and Mortgage Modification Agreement, by and between Western-Southern Life Assurance Company and BR Henderson Beach, LLC, dated March 15, 2016.
10.2	Environmental Indemnity Agreement, by and between BR Henderson Beach, LLC, Bluerock Residential Growth REIT, Inc., and Western-Southern Life Assurance Company, dated March 15, 2016.
10.3	Limited Recourse Guaranty, by and between Bluerock Residential Growth REIT, Inc. and Western-Southern Life Assurance Company, dated March 15, 2016.
10.4	Management Agreement by and between BR Henderson Beach, LLC and GREP Southeast, LLC, dated March 15, 2016.
10.5	Amended and Restated Open End Mortgage, Security Agreement, Assignment of Rents and Leases, and Fixture Filing, by and between AHB Apartments, LLC and Western-Southern Life Assurance Company, dated January 3, 2013.
10.6	Amended and Restated Promissory Note, by and between AHB Apartments, LLC and Western-Southern Life Assurance Company, dated January 3, 2013.
10.7	UCC Financing Statement by AHB Apartments, LLC in favor of Western-Southern Life Assurance Company, filed with Delaware on January 3, 2013.
10.8	UCC Financing Statement restating collateral in favor of Western-Southern Life Assurance Company, filed with Delaware on March 15, 2016.
10.9	UCC Financing Statement changing debtor from AHB Apartments, LLC to BR Henderson Beach, LLC in favor of Western-Southern Life Assurance Company, filed with Delaware on March 15, 2016.
10.10	Florida UCC Financing Statement by BR Henderson Beach, LLC in favor of Western-Southern Life Assurance Company.
10.11	Declaration of Restrictive Covenants, by AHB Apartments, LLC, dated March 15, 2016.